Available-For-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Available For Sale Securities Debt Maturities Fair Value [Abstract]
Due within one year	$ 716,893
1 to 2 years	112,012
2 to 3 years	59,467
3 to 4 years	5,314
Thereafter	1,076
Fair Value	$ 894,762	$ 727,618